	Household Home Equity Loan Trust 1999-1

	Distribution Number	62
	Beginning Date of Accrual Period	12/01/04
	End Date of Accrual Period	12/31/04
	Distribution Date	01/20/05
	Previous Distribution Date	12/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	90,729,008.77
	Available Distribution Amount	90,691,465.40
	Principal Collections	89,985,914.15
	Interest Collections (net of servicing fee)	705,551.25
	Collections of Interest (net of servicing fee and principal recoveries)	705,101.25
	Principal recovery	450.00
	Distribution of Interest Collections
	Servicing Fee	37,543.37
	Extra Principal Distribution Amount	-
	Interest Paid	459,448.22
	To Class R	246,103.03

	Distribution of Principal Collections
	Principal Paid to Certificates	72,984,306.09
	Overcollateralization Release Amount	17,001,608.06

	Pool Balance
	Begin Principal Balance	90,104,081.59
	Adjustments	0.00
	Principal Collections (including repurchases)	(1,596,346.52)
	Charge-offs	(118,167.44)
	End Principal Balance	88,389,567.63
	Repurchase of Loans by Master Servicer pursuant to Section 10.01	(88,389,567.63)
	Ending Principal Balance as of January 20, 2005 Distribution Date	0.00

	Collateral Performance
	Cash Yield (% of beginning balance)	9.89%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.57%
	Net Yield	8.32%
	Realized Losses during the collection period	117,717.44

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	4,058,933.01
	30-59 days number of loans	72
	60-89 days principal balance of loan	785,472.06
	60-89 days number of loans	19
	90+ days number of loans	81
	90+ days principal balance of loan	4,887,459.15

	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	239,735.90
	Principal balance of REO as of the end of the collection period	1,727,050.06

	Overcollateralization Reconcilliation
	Begin OC Amount	17,119,775.50
	Target OC Amount	-
	OC Deficiency	-
	OC Release Amount	17,001,608.06
	Charge-offs	118,167.44
	End OC Amount	(0.00)
	Monthly Excess Cash Flow	246,103.03

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,674
	Number of Home Equity Loans outstanding (Ending of Collection Period)	1,648

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.0000000
	Principal Distribution Amount	72,984,306.09
	Principal Collections	89,985,914.15
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	17,001,608.06

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	254.637890
	2. Principal Distribution per $1,000	253.117078
	3. Interest Distribution per $1,000	1.520812

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	22,780,537.06
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	136,873.06
	6. Class A-3 Interest Paid	136,873.06
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	22,780,537.06
	2. Class A-3 Principal Due	22,780,537.06
	3. Class A-3 Principal Paid	22,780,537.06
	4. Class A-3 Principal Balance, EOP	-

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	669.862543
	2. Principal Distribution per $1,000	665.861823
	3. Interest Distribution per $1,000	4.000720

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	28,578,789.44
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	171,710.89
	6. Class A-4 Interest Paid	171,710.89
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	28,578,789.44
	2. Class A-4 Principal Due	28,578,789.44
	3. Class A-4 Principal Paid	28,578,789.44
	4. Class A-4 Principal Balance, EOP	-

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	293.377813
	2. Principal Distribution per $1,000	291.475932
	3. Interest Distribution per $1,000	1.901880

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	10,361,969.39
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	67,611.85
	6. Class M-1 Interest Paid	67,611.85
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	10,361,969.39
	2. Class M-1 Principal Due	10,361,969.39
	3. Class M-1 Principal Paid	10,361,969.39
	4. Class M-1 Principal Balance, EOP	-

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	344.661683
	2. Principal Distribution per $1,000	342.132752
	3. Interest Distribution per $1,000	2.528931

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	11,263,010.20
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	83,252.42
	6. Class M-2 Interest Paid	83,252.42
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	11,263,010.20
	2. Class M-2 Principal Due	11,263,010.20
	3. Class M-2 Principal Paid	11,263,010.20
	4. Class M-2 Principal Balance, EOP	-

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	HSBC FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of HSBC Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on January 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of January, 2005.

	HSBC FINANCE CORPORATION
	as Servicer

	By: /s/ Dennis Mickey
	Title: Servicing Officer